DERIVATIVE LIABILITY (Air Touch Member)	9 Months Ended
Sep. 30, 2011
Air Touch Member
DERIVATIVE LIABILITY

12.  DERIVATIVE LIABILITY

Warrants

The conversion features of both the convertible notes payable and related warrants met the definition of a derivative liability due to the contract obligations.  Derivative instruments are measured at fair value at each reporting period with gains and losses recognized in current earnings.  The Company calculated the fair value of these instruments using the Black-Scholes pricing model. The significant assumptions used in the calculation of the instruments fair value are detailed in the table below.

On April 28, 2011, the convertible notes were either paid in full or converted; therefore, the liability associated with the derivative component of the warrant was eliminated at June 30, 2011.  The result was a reclassification of the derivative liability to additional paid in capital in the amount of $1,869,906.

The following table represents the Company’s derivative liability activity for both the embedded conversion features and the warrants for the nine months ended September 30, 2011:

Issuance of derivative financial instrument	$1,901,813
Reclassification to equity upon conversion of debt	(1,869,906)
Change in derivative liability	31,907
Total	$-

The following assumptions were used to determine the fair value of the warrants as of the date the derivative component of the warrant was eliminated:

Volatility	55.63%
Expected dividend	-
Expected term	6 months to 3 years
Risk free rate	0.77%
Weighted average strike price	$2.79

As described in Note 9, during the year 2010 and the nine months ended September 30, 2011, the Company issued financial instruments in the form of warrants and convertible notes payable with conversion features; granted warrants to purchase 182,125 shares of common stock to service providers; and granted a warrant in connection with entering into an agreement with Brightpoint, Inc.